SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------

 DWS Balanced Fund                        DWS Dreman Small Cap Value
                                                 Fund
 DWS Blue Chip Fund
                                          DWS High Income Fund
 DWS California Tax-Free Income
        Fund                              DWS Large Cap Value Fund

 DWS Dreman Concentrated                  DWS New York Tax-Free Income
        Value Fund                               Fund

 DWS Dreman Financial Services            DWS Strategic Income Fund
        Fund
                                          DWS Target 2014 Fund
 DWS Dreman High Return Equity
        Fund                              DWS Technology Fund

 DWS Dreman Mid Cap Value                 DWS U.S. Government
        Fund                                     Securities Fund



The following replaces similar disclosure under "Redemption fees" in each fund's "Policies You Should Know About" section:

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the fund's investment advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living


                                                              [DWS SCUDDER LOGO]
                                                            Deutscche Bank Group


August 3, 2006
st-redemption
trust with respect to shares purchased before death or disability; (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion); or (xiv) for DWS Massachusetts Tax-Free Fund, DWS Short Term Bond Fund and DWS Intermediate Tax/AMT Free Fund only: checkwriting transactions in these funds.





               Please Retain This Supplement for Future Reference



August 3, 2006
st-redemption